Exhibit 10.66

SECOND AGREEMENT REGARDING PRIVATE PLACEMENT OF SECURITIES

OF

SUNESIS PHARMACEUTICALS, INC.

THIS AGREEMENT (the “Agreement”) is made and entered into as of this 27th day of October, 2009, by and among SUNESIS PHARMACEUTICALS, INC., a Delaware corporation (the “Company”), and the persons and entities listed on Exhibit A hereto (the “Investors”).

RECITALS

A. The Company and the Investors wish to amend that certain Securities Purchase Agreement, dated March 31, 2009, as amended on June 29, 2009 (as amended, the “Purchase Agreement”), by and among the Company and the Purchasers (as defined in the Purchase Agreement) and that certain Investor Rights Agreement, dated April 3, 2009, as amended June 29, 2009 (as amended, the “Rights Agreement”), by and among the Company and the Investors (as defined in the Rights Agreement);

B. The Majority Purchasers (as defined in the Purchase Agreement) delivered the Purchaser Second Unit Closing Notice (as defined in the Purchase Agreement) on October 20, 2009;

C. Pursuant to Section 7.4 of the Purchase Agreement, the Purchase Agreement may be amended only by a written instrument signed by the Company and the Purchaser or Purchasers holding or having the right to acquire, at the time of such amendment, at least a majority-in-interest of the total Unit Shares (as defined in the Purchase Agreement);

D. Pursuant to Section 8(c) of the Rights Agreement, Section 7(b) of the Rights Agreement may be amended only by written consent of the Company, the Majority Investors (as defined in the Rights Agreement) and Alta Partners, Bay City Capital, NEA and Nextech (each as defined in the Rights Agreement); and

E. The undersigned hold or have the right to acquire at least a majority-in-interest of the total Unit Shares and constitute the Majority Investors and include Alta Partners, Bay City Capital, NEA and Nextech (collectively, the “Requisite Investors”).

AGREEMENT

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. AMENDMENT TO PURCHASE AGREEMENT. All capitalized terms not otherwise defined in this Section 1 shall be as defined in the Purchase Agreement.

(a) The Company and the undersigned hereby agree that the definition of “Common Equity Closing Date” in Section 1.1 of the Purchase Agreement is hereby amended and restated to read as follows:

“‘Common Equity Closing Date’ means the first (1st) Trading Day after the date on which the last to be satisfied or waived of the applicable conditions set forth in Sections 2.1(a)(iii), 2.2(c)-(e), 5.5 and 5.6, except for those conditions and deliveries that are to be made at the Common Equity Closing; provided, however, that the Common

1.

Equity Closing Date shall not occur prior to (i) the earlier of (X) the ~~fifteenth (15th)~~ tenth (10th) Trading Day after the date on which the Majority Purchasers would have been required to have delivered a Non-Participation Notice pursuant to Section 2.1(a)(iii) of this Agreement in order for the Purchasers to be not required to participate in the Common Equity Closing and (Y) the ~~fifteenth (15th)~~ tenth (10th) Trading Day after the date on which the Lead Purchasers deliver a Purchaser Put Notice pursuant to Section 2.1(a)(iii) of this Agreement, or (ii) the consummation of the Second Unit Closing if the Purchasers have previously delivered the Purchaser Second Unit Closing Notice (including delivery of such notice after delivery by the Company of the Company Election Notice and prior to the consummation of the Common Equity Closing).”

(b) The Company and the undersigned hereby agree that the definition of “Purchaser Put Notice” in Section 1.1 of the Purchase Agreement is hereby amended and restated to read as follows:

“‘Purchaser Put Notice’ means a written notice by the Lead Purchasers to the Company and all Purchasers, which shall be delivered if the Majority Purchasers elect to consummate the Common Equity Closing and shall set forth such election, delivered (i) at any time prior to January 8, 2010, (ii) on or before January 15, 2010, if a Cash Balance Notice is delivered no later than January 12, 2010 and such Cash Balance Notice reflects a Cash balance of less than ~~$4.0 million~~ $2.5 million as of January 8, 2010 or (iii) if a Cash Balance Notice delivered no later than January 12, 2010 sets forth the Company’s Cash balance as greater than ~~$4.0 million~~ $2.5 million as of January 8, 2010, at any time prior to the earlier of (A) December 31, 2010, (B) five (5) Trading Days following the delivery to the Lead Purchasers of a Cash Balance Notice reflecting a Cash balance of the Company of less than ~~$4.0 million~~ $2.5 million and (C) the closing of an Alternative Common Stock Financing.”

(c) The Company and the undersigned hereby agree that the definition of “Second Unit Closing Date” in Section 1.1 of the Purchase Agreement is hereby amended and restated to read as follows:

“‘Second Unit Closing Date’ means the first (1st) Trading Day after the date on which the last to be satisfied or waived of the conditions set forth in Sections 2.1(a)(ii), 2.2(b), (d) and (e), 5.3 and 5.4 shall have been satisfied or waived, except for those conditions and deliveries that are to be made at the Second Unit Closing~~; provided, however, that the Second Unit Closing Date shall not occur prior to the fifteenth (15th) Trading Day after the date on which a Company Second Unit Closing Notice, Purchaser Second Unit Closing Notice or Majority Purchaser Second Unit Closing Notice, as applicable, is validly delivered pursuant to this Agreement~~.”

The Company and the undersigned acknowledge that the Second Unit Closing Date is targeted to be October 30, 2009, subject to the satisfaction or waiver of the deliveries and conditions set forth in Sections 2.1(a)(ii), 2.2(b), (d) and (e), 5.3 and 5.4.

(d) The Company and the undersigned hereby agree that a new Section 4.15 is hereby added to the Purchase Agreement to read as follows:

“4.15 Cash Balance. The Company shall deliver to the Lead Purchasers a Cash Balance Notice no later than January 12, 2010 that sets forth the Company’s Cash balance as of January 8, 2010. The Company will use commercially reasonable efforts to cause the Company to maintain a Cash balance of at least $2.5 million as of January 8, 2010 and will

2.

not take any action intended to have the effect of causing the Cash balance to fall below $2.5 million as of such date; provided, however, that, nothing in this Section 4.15 shall prevent the Company from paying accounts payable and taking other actions in the ordinary course of business consistent with past practice and the Company’s Board-approved operating plan.”

2. AMENDMENT TO RIGHTS AGREEMENT. All capitalized terms not otherwise defined in this Section 2 shall be as defined in the Rights Agreement. The Company and the undersigned hereby agree that Section 7(b)(2) of the Rights Agreement is hereby amended and restated to read as follows:

“Subject to Section 7(b)(6) below, from and after the earlier to occur of (i) the Second Unit Closing, (ii) the Common Equity Closing and (iii) the closing of an Alternative Common Stock Financing in which the Investors exercise preemptive rights pursuant to the terms of this Agreement and, as a result, beneficially own greater than a majority of the Company’s voting stock as of such closing, the Company shall take all appropriate action to promptly establish and maintain the size of the Board at nine (9) members, five (5) of which shall be Investor Designees and nominated in accordance with the provisions of this Section 7(b). Alta Partners, Bay City Capital, NEA and Nextech, together with their respective affiliates, shall each have the right to designate one (1) such Investor Designee. Notwithstanding the foregoing, the Company’s obligation to set and maintain the size of the Board at nine (9) members and the Investors’ right to designate five (5) Investor Designees pursuant to this Section 7(b)(2) shall not be effective prior to January 1, 2010 or such later date as determined by the Majority Investors. On or prior to January 20 of each year in which the Majority Investors have rights pursuant to this Section 7(b) (assuming the Company has made a request therefor at least five (5) Trading Days prior thereto), and within five (5) Trading Days of the request by the Company in connection with the preparation of a proxy statement with respect to the election of members of the Board or a vacancy created on the Board by the resignation, death or disability of an Investor Designee or the failure of an Investor Designee to be elected at a meeting of the Company at any time at which the Majority Investors have rights pursuant to this Section 7(b), each Investor shall notify the Company of the number of voting shares of the Company’s capital stock beneficially owned by such Investor as of a date within five (5) Trading Days of the delivery of such notice.”

3. MISCELLANEOUS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto and delivered by such party by facsimile or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. Such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute and deliver an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof. Other than as set forth herein, the Purchase Agreement and the Rights Agreement shall remain in full force and effect. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof. Upon the execution of this Agreement by the Company and the Requisite Investors, all parties to the Purchase Agreement and the Rights Agreement shall be bound by this Agreement.

[SIGNATURE PAGE TO FOLLOW]

3.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:		INVESTORS:

SUNESIS PHARMACEUTICALS, INC.		BAY CITY CAPITAL FUND V, L.P.

Signature:	/s/ Daniel N. Swisher, Jr.	By:	/s/ Carl Goldfischer
Print Name:	Daniel N. Swisher, Jr.	Name:	Carl Goldfischer
Title:	President and CEO	Title:	Manager and Managing Director
Address:	395 Oyster Point Boulevard, #400
South San Francisco, CA 94080

BAY CITY CAPITAL FUND V CO-INVESTMENT FUND, L.P.

		By:	/s/ Carl Goldfischer
		Name:	Carl Goldfischer
		Title:	Manager and Managing Director

GROWTH EQUITY OPPORTUNITIES FUND, LLC

By:	/s/ Charles W. Newhall III
Name:	Charles W. Newhall III
Title:	Manager of NEA 12 GP, LLC, the sole general partner of NEA Partners 12, Limited Partnership, the sole general partner of New Enterprise Associates 12, Limited Partnership, the sole member of Growth Equity Opportunities Fund, LLC

ALTA BIOPHARMA PARTNERS III, L.P.

By:	/s/ Hilary Strain
Name:	Hilary Strain
Title:	VP of Finance and Admin.

ALTA BIOPHARMA PARTNERS III GMBH & CO. BETEILIGUNGS KG

By:	/s/ Hilary Strain
Name:	Hilary Strain
Title:	VP of Finance and Admin.

ALTA EMBARCADERO BIOPHARMA PARTNERS III, LLC

By:	/s/ Hilary Strain
Name:	Hilary Strain
Title:	VP of Finance and Admin.

MERLIN NEXUS III, L.P.

By:	/s/ Dominique Semon
Name:	Dominique Semon
Title:	Managing Partner

NEXUS GEMINI, L.P.

By:	/s/ Dominique Semon
Name:	Dominique Semon
Title:	Managing Partner

ONC GENERAL PARTNER LIMITED AS GENERAL PARTNER OF ONC PARTNERS, L.P.

By:	/s/ Martin Paul
Name:	Martin Paul
Title:	Director

VISION OPPORTUNITY MASTER FUND, LTD.

By:	/s/ Adam Benowitz
Name:	Adam Benowitz
Title:	Director

CAXTON ADVANTAGE LIFE SCIENCES FUND, L.P.

By:	/s/ Eric W. Roberts
Name:	Eric W. Roberts
Title:	Managing Director

VENROCK ASSOCIATES

By:	/s/ Anthony B. Evnin
Name:	Anthony B. Evnin
Title:	General Partner

VENROCK ASSOCIATES II, L.P.

By:	/s/ Anthony B. Evnin
Name:	Anthony B. Evnin
Title:	General Partner

OPUS POINT HEALTHCARE (LOW NET) FUND, L.P.

By:	/s/ Michael S. Weiss
Name:	Michael S. Weiss
Title:	Manager of the Investment Manager

OPUS POINT HEALTHCARE VALUE FUND, L.P.

By:	/s/ Michael S. Weiss
Name:	Michael S. Weiss
Title:	Manager of the Investment Manager

SWISHER REVOCABLE TRUST

By:	/s/ Daniel N. Swisher, Jr.
Name:	Daniel N. Swisher, Jr.
Title:	Trustee

BJERKHOLT/HAHN FAMILY TRUST

By:	/s/ Eric Bjerkholt
Name:	Eric Bjerkholt
Title:

STEVEN BLAKE KETCHUM

By:	/s/ Steven Blake Ketchum

EXHIBIT A

LIST OF INVESTORS

Bay City Capital Fund V, L.P.

Bay City Capital Fund V Co-Investment Fund, L.P.

Growth Equity Opportunities Fund, LLC

Alta BioPharma Partners III, L.P.

Alta BioPharma Partners III GmbH & Co. Beteiligungs KG

Alta Embarcadero BioPharma Partners III, LLC

Merlin Nexus III, L.P.

Nexus Gemini, L.P.

ONC General Partner Limited as General Partner of ONC Partners, L.P.

Vision Opportunity Master Fund, Ltd.

Caxton Advantage Life Sciences Fund, L.P.

Venrock Associates

Venrock Associates II, L.P.

Opus Point Healthcare (Low Net) Fund, L.P.

Opus Point Healthcare Value Fund, L.P.

Swisher Revocable Trust

Bjerkholt/Hahn Family Trust

Steven Blake Ketchum